THE STRONG
                                SPECIAL FUND II

                       ANNUAL REPORT o DECEMBER 31, 1996


  [PICTURE OF PIE CHART]
           [PHOTO OF FAMILY]                              [PICTURE OF BAR GRAPH]

                        DESIGNED TO SEEK CAPITAL GROWTH
                           BY INVESTING PRIMARILY IN
                             MEDIUM-SIZED COMPANIES

                                 [STRONG LOGO]
                                  STRONG FUNDS

                                   THE STRONG
                                 SPECIAL FUND II

                        ANNUAL REPORT o DECEMBER 31, 1996

                                TABLE OF CONTENTS


INVESTMENT REVIEW
     The Strong Special Fund II ...........................................2


FINANCIAL INFORMATION
     Schedule of Investments in Securities ................................4

     Statement of Operations ..............................................6

     Statement of Assets and Liabilities ..................................7

     Statement of Changes in Net Assets ...................................7

     Notes to Financial Statements ........................................8


FINANCIAL HIGHLIGHTS .....................................................10

REPORT OF INDEPENDENT ACCOUNTANTS ........................................11

THE STRONG SPECIAL FUND II

FOR THE YEAR, THE MARKET PROVED TO BE STRONGER THAN WE EXPECTED.

In pursuit of capital growth, the Strong Special Fund II invests at least 70% of its net assets in equity securities. It currently emphasizes medium-size companies that the Fund's Advisor believes are under-researched and attractively valued.

ASSET ALLOCATION
Based on net assets as of 12-31-96
[PIE CHART]

Stocks                   91.0%
Short-Term Investments    9.0%



TOP FIVE SECTORS
Based on net assets as of 12-31-96

  SECTOR                  % OF NET ASSETS
------------------------------------------------
  Technology                   22.0%
 ................................................
  Consumer Cyclical            12.0%
 ................................................
  Financial                    11.8%
 ................................................
  Energy                       11.3%
 ................................................
  Basic Material                8.5%
 ................................................

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.


STOCKS CLIMBED, BUT NOT SMOOTHLY

For the year, the market proved to be stronger than we expected. The broad-based S&P 500 Index returned 22.96% for the year. There were plenty of peaks and valleys on the way to that number, though. Small- and mid-size stocks were powerful in the first several months of the year, then suffered around the middle of the year. They regained some of their footing, but ultimately large-capitalization stocks beat them for the year. Thus, the S&P MidCap 400 Stock Index's 19.20% gain trailed the broader S&P 500 Stock Index.*

Our return for the year was 18.15%. That's a robust figure, but it is a little below the return of our benchmark, the S&P MidCap 400. This slight difference is not entirely surprising. The market has been focused on earnings, with little regard to valuation, to which we pay close attention. Therefore, high-priced, momentum-driven stocks continued to move up as long as they delivered a certain level of earnings.

We positioned the Fund somewhat defensively around the beginning of the second quarter. This kept the Fund from fully realizing the gains that many higher-priced growth stocks posted early in that quarter. It also protected the portfolio from the sharp declines that hit small- and medium-size stocks in the summer. The market rallied strongly in the second half of the year, but as time progressed the focus increasingly fell on momentum stocks-stocks that, for various reasons, attract intense investor interest.


MANY FACTORS CONTRIBUTED TO HEALTHY RETURNS
The Fund benefited from more than our defensive stance at mid-year. Late in the summer we began to identify many solid opportunities, particularly in two sectors. After an early summer downturn, technology began to recover, and rising natural-resource prices helped to strengthen energy stocks.

We've also been able to take profits in some areas. For example, toward the end of the year we slowly reduced our sizable position in retail. We had purchased these stocks based on our perception that the market was unduly pessimistic about their prospects. Our more optimistic view seems to have won out-and as the stocks have gone up, we have selectively sold them off.


APPLYING OUR DISCIPLINE IN TODAY'S MARKET
Both market forces and our stock-selection criteria have made certain parts of our portfolio especially attractive going into 1997. Our media stocks, for example, appear to have bottomed out early in 1996's fourth quarter. They were a drag on returns for most of the year, but now seem set for improved performance.


FIVE LARGEST STOCK HOLDINGS
Based on net assets as of 12-31-96
                                                  % OF NET
  SECURITY                     INDUSTRY            ASSETS
--------------------------------------------------------------------------------
  Comcast Corporation          Media-Radio/TV        1.7%
  Class A
 ................................................................................
  Cox Communications, Inc.     Media-Radio/TV        1.6%
  Class A
 ................................................................................
  Unilever NV                  Food                  1.5%
 ................................................................................
  Seagate Technology Inc.      Computer-             1.5%
                               Peripheral Equipment
 ................................................................................
  CPC International, Inc.      Food                  1.4%
 ................................................................................

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.

Although we don't see quite as many opportunities now as we did at points in 1996, we are pleased with the prospects in some of the portfolio's main sectors. Technology is a good example. We have identified companies in some less traditional areas in this sector. Should another correction hit technology, these are the types of stocks that may be insulated from the damage.

As we seek out the best opportunities in the year ahead, we will place renewed emphasis on selecting high-quality companies for the portfolio-those companies with superior management teams and a competitive advantage within their industry. In a market full of lofty valuations, we feel it presents too much risk not to go with the best-quality companies.

Looking for high-quality management is consistent with our private-value approach to investing. We evaluate companies as if we were contemplating purchasing the entire firm, and determining the price we would be willing to pay (its private-market value). When a stock price does not reflect the strength of this private value- usually because not many analysts are paying attention to the stock- we will consider adding it to the portfolio.


OTHER POTENTIAL AREAS OF EMPHASIS
Over the next six months, we may add to our foreign holdings. One reason to venture abroad is that prices in the U.S. market are somewhat high. At the same time, we are finding more suitable companies overseas.

We will be working to lower the Fund's median market capitalization. This figure has moved up a little recently, partly because of appreciation of the stocks in the portfolio and partly because of the nature of the opportunities we have found. By heightening our focus on smaller and mid-size firms, we plan to bring Fund's market cap down from its year-end level of $3.85 billion. We intend to keep the Fund in line with its historic character.

Thank you for your continued confidence,




/s/Richard T. Weiss
Richard T. Weiss
Portfolio Manager



/s/Marina T. Carlson
Marina T. Carlson
Portfolio Manager
[PHOTO OF RICHARD T. WEISS AND MARINA T. CARLSON]


--------------------------------------------------------------------------------
                                                      AVERAGE ANNUAL
                                                     TOTAL RETURNS(1)
                                                      As of 12-31-96

                                                     1-YEAR    18.15%

                                                     3-YEAR    15.48%

                                            SINCE INCEPTION    18.94%
                                                (on 5-8-92)


GROWTH OF AN ASSUMED $10,000 INVESTMENT
From 5-8-92 to 12-31-96
[GRAPH]

                THE STRONG              S&P 500              Lipper Growth
             SPECIAL FUND II          Stock Index*            Funds Index*
4-92              10,000                 10,000                  10,000
12-92             11,617                 10,680                  10,922
12-93             14,541                 11,756                  12,230
12-94             15,064                 11,912                  12,038
12-95             18,953                 16,388                  15,969
12-96             22,393                 20,151                  18,760


This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize time periods, the indexes' performance was prorated for the month of May 1992.
--------------------------------------------------------------------------------

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market, without regard to company size. The S&P MidCap 400 Stock Index is an unmanaged index generally representative of the market for the stocks of mid-sized U.S. companies. The Lipper Growth Funds Index is an equally-weighted performance index of the largest funds in this Lipper category. Source of the S&P index data is Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

1 The Fund's returns include the effect of deducting the Fund's expenses, but do not include charges and expenses attributable to any particular insurance product. Including such insurance fees and expenses from the Fund's return quotations has the effect of decreasing the performance quoted.

SCHEDULE OF INVESTMENTS IN SECURITIES                          December 31, 1996
--------------------------------------------------------------------------------

                                                  SHARES OR      VALUE
                                                  PRINCIPAL    (NOTE 2)
                                                    AMOUNT   (In Thousands)
--------------------------------------------------------------------------------
COMMON STOCKS 91.0%
AEROSPACE & DEFENSE 1.2%
Litton Industries, Inc. (b)                        155,000      $ 7,382

AIRLINE 0.2%
Air New Zealand, Ltd. Class B                      401,045        1,087

BANK - MONEY CENTER 2.4%
Bayerische Hypotheken- und Wechsel-Bank AG         110,000        3,323
Deutsche Bank AG                                    40,000        1,869
Hong Leong Finance, Ltd. (Fgn Reg)                 130,000          452
Toronto-Dominion Bank Ontario                      336,000        8,690
United Overseas Bank, Ltd.                          62,000          691
                                                                -------
                                                                 15,025
BANK - REGIONAL 2.2%
Mercantile Bancorporation, Inc.                    142,500        7,321
Old Kent Financial Corporation                     136,085        6,498
                                                                -------
                                                                 13,819
BANK - SUPER REGIONAL 2.7%
Barnett Banks, Inc.                                217,000        8,924
First Union Corporation                            107,000        7,918
                                                                -------
                                                                 16,842
BEVERAGE - SOFT DRINK 0.1%
Coca-Cola Amatil, Ltd.                              38,600          412

BROKERAGE & INVESTMENT MANAGEMENT 2.1%
Equity Residential Properties Trust                 80,000        3,300
Kimco Realty Corporation                           148,200        5,168
New Germany Fund, Inc.                              50,000          669
Security Capital Pacific Trust                     173,800        3,976
                                                                -------
                                                                 13,113
CHEMICAL 1.2%
IMC Global, Inc.                                   187,900        7,352

CHEMICAL - SPECIALTY 1.2%
Cabot Corporation                                  301,600        7,578

CLOSED-END FUND 0.1%
The Central European Growth Fund PLC               392,000          416
Jardine Fleming Fund                               416,000          170
                                                                -------
                                                                    586
COMMERCIAL SERVICE 1.1%
Reuters Holdings PLC ADR                            88,000        6,732

COMPUTER - PERIPHERAL EQUIPMENT 1.5%
Seagate Technology, Inc. (b)                       232,000        9,164

COMPUTER SOFTWARE 3.6%
Cabletron Systems, Inc. (b)                        210,000        6,982
Silicon Graphics, Inc. (b)                         342,000        8,721
Sybase, Inc. (b)                                   440,000        7,343
                                                                -------
                                                                 23,046
COMPUTER SYSTEMS 0.7%
Policy Management Systems Corporation (b)          100,000        4,613

CONGLOMERATE 0.2%
Guinness Peat Group PLC                            441,650          256
Hutchison Whampoa, Ltd. ADR                         18,000          702
Lonrho PLC                                         259,000          552
                                                                -------
                                                                  1,510
DIVERSIFIED OPERATIONS 1.2%
Whitman Corporation                                337,400        7,718

ELECTRIC POWER 1.4%
NIPSCO Industries, Inc.                            214,700        8,507

ELECTRICAL EQUIPMENT 1.2%
Keystone International, Inc.                       390,000        7,849

ELECTRONIC PARTS DISTRIBUTION 2.1%
Arrow Electronics, Inc. (b)                        152,000        8,132
Marshall Industries (b)                            165,000        5,053
                                                                -------
                                                                 13,185
ELECTRONIC PRODUCTS - MISCELLANEOUS 2.3%
AVX Corporation                                    358,600        7,710
Hubbell, Inc. Class B                              163,000        7,050
                                                                -------
                                                                 14,760
ELECTRONICS - SEMICONDUCTOR/
 COMPONENT 6.3%
Analog Devices, Inc. (b)                           232,000        7,859
Intel Corporation                                   63,000        8,249
KLA Instruments Corporation (b)                    224,300        7,963
SGS-Thomson Microelectronics (b)                   125,000        8,750
Texas Instruments, Inc.                            114,000        7,267
                                                                -------
                                                                 40,088
ENERGY - ALTERNATE SOURCE 1.2%
Calpine Corporation (b)                            380,000        7,600

ENGINEERING & CONSTRUCTION 0.1%
Italian-Thai Development PCL (Fgn Reg)              43,000          275
Siam Cement PCL (Fgn Reg)                            8,000          251
Walker Corporation                                 340,000          235
                                                                -------
                                                                    761
FINANCE - MISCELLANEOUS 0.0%
Finance One PCL (Fgn Reg)                          100,000          203

FOOD 4.2%
CPC International, Inc.                            115,400        8,944
Nestle SA Sponsored ADR                            158,000        8,433
Unilever NV                                         53,500        9,376
                                                                -------
                                                                 26,753
HEALTHCARE - DRUG/DIVERSIFIED 1.1%
Zeneca Group PLC                                   250,000        7,051

HEALTHCARE - INSTRUMENTATION 1.2%
Sofamor/Danek Group, Inc. (b)                      245,000        7,473

HEALTHCARE - MEDICAL SUPPLY 2.6%
McKesson Corporation                               141,500        7,924
Sybron International Corporation (b)               255,000        8,415
                                                                -------
                                                                 16,339
HEALTHCARE - PATIENT CARE 1.1%
Tenet Healthcare Corporation                       306,800        6,711

HOUSEHOLD APPLIANCES & FURNISHINGS 0.3%
Philips Electronics NV ADR                          54,000        2,160

HOUSING RELATED 1.4%
Owens Corning                                      201,400        8,585

INSURANCE - PROPERTY & CASUALTY 2.4%
ACE, Ltd.                                          129,500        7,786
American International Group, Inc.                  70,000        7,578
                                                                -------
                                                                 15,364
LEISURE PRODUCT 1.1%
Eastman Kodak Company                               89,000        7,142

MEDIA - PUBLISHING 1.0%
The E.W. Scripps Company Ohio Class A              178,300        6,240

MEDIA - RADIO/TV 6.9%
Bell Cablemedia PLC ADR (b)                        361,700        5,606
Comcast Corporation Class A                        615,011       10,955
Cox Communications, Inc. Class A (b)               425,900        9,849
TCI Satellite Entertainment, Inc. (b)               56,000          553
Tele Communications, Inc. Class A (b)              585,000        7,642
Tele Communications, Inc. Liberty Media
 Group Series A (b)                                310,000        8,854
                                                                -------
                                                                 43,459

                       See notes to financial statements.

--------------------------------------------------------------------------------

                                                  SHARES OR      VALUE
                                                  PRINCIPAL    (NOTE 2)
                                                    AMOUNT  (In Thousands)
--------------------------------------------------------------------------------
METALS & MINING 1.2%
Freeport-McMoRan Copper & Gold, Inc. Class A       257,700     $  7,248
Minsur SA                                          110,496          383
                                                               --------
                                                                  7,631
OIL - NORTH AMERICAN EXPLORATION
 & PRODUCTION 7.8%
Barrett Resources Corporation (b)                  180,600        7,698
Burlington Resources, Inc.                         144,000        7,254
Devon Energy Corporation                           255,400        8,875
Enron Oil & Gas Company                            292,000        7,373
H S Resources, Inc. (b)                            277,000        4,571
Union Pacific Resources Group, Inc.                292,000        8,541
United Meridian Corporation (b)                     99,500        5,149
                                                               --------
                                                                 49,461
OIL WELL EQUIPMENT & SERVICE 2.3%
Baker Hughes, Inc.                                 200,000        6,900
BJ Services Company (b)                            150,000        7,650
                                                               --------
                                                                 14,550
PAPER & FOREST PRODUCTS 2.8%
Fletcher Challenge, Ltd. Forestry Division         566,000          947
The Mead Corporation                               140,000        8,137
Willamette Industries, Inc.                        126,000        8,773
                                                               --------
                                                                 17,857
PRECIOUS METAL/GEM/STONE 2.0%
De Beers Consolidated Mines, Ltd. ADR              240,000        6,780
Newmont Mining Company                             125,300        5,607
                                                               --------
                                                                 12,387
RAILROAD 0.8%
Canadian National Railway Company                  141,200        5,366

REAL ESTATE 0.0%
Land & House PCL (Fgn Reg)                          28,800          210

RETAIL - DEPARTMENT STORE 0.9%
May Department Stores Company                      127,300        5,951

RETAIL - FOOD CHAIN 2.0%
Albertson's, Inc.                                  154,400        5,501
The Kroger Company (b)                             150,200        6,984
                                                               --------
                                                                 12,485
RETAIL - MAJOR CHAIN 1.2%
Sears Canada, Inc.                                 211,500        1,574
Toys 'R' Us, Inc. (b)                              204,000        6,120
                                                               --------
                                                                  7,694
RETAIL - RESTAURANT 0.7%
Brinker International, Inc. (b)                    290,000        4,640

RETAIL - SPECIALTY 1.6%
The Limited, Inc.                                  305,600        5,615
OfficeMax, Inc. (b)                                432,000        4,590
                                                               --------
                                                                 10,205
SHIPPING 0.1%
Anangel American Shipholdings, Ltd. ADR             51,100          409

SHOE & APPAREL MANUFACTURING 1.3%
Warnaco Group, Inc. Class A                        285,000        8,443

STEEL 0.1%
Companhia Vale do Rio Doce Sponsored ADR            30,000          582

TELECOMMUNICATION SERVICE 5.4%
AirTouch Communications, Inc. (b)                  305,000        7,701
MCI Communications Corporation                     168,000        5,491
Mobilemedia Corporation (b)                        267,800          117
Omnipoint Corporation (b)                          275,000        5,294
Paging Network, Inc. (b)                           450,500        6,870
U.S. West, Inc. Media Group (b)                    457,000        8,454
                                                               --------
                                                                 33,927

TELEPHONE 1.2%
Telephone & Data Systems, Inc.                     205,000        7,431
                                                               --------
TOTAL COMMON STOCKS (COST $480,155)                             575,438

SHORT-TERM INVESTMENTS (a) 9.1%
COMMERCIAL PAPER
DISCOUNTED 8.9%
ConAgra, Inc., Due 1/08/97                         $20,400       20,380
Financial Federal Corporation, Due 1/06/97           5,000        4,997
Pennsylvania Power & Light Company, Due 1/06/97      1,700        1,699
RJR Nabisco, Inc., Due 1/02/97                       5,900        5,900
Tupperware Corporation, Due 1/02/97                  8,000        8,000
U.S. West Capital Funding, Inc.:
 Due 1/09/97 (Cost $3,784; Acquired 12/13/96) (c)    3,800        3,796
 Due 1/10/97 (Cost $11,248; Acquired 12/12/96) (c)  11,300       11,285
                                                               --------
                                                                 56,057
INTEREST BEARING, DUE UPON DEMAND 0.2%
American Family Financial Services, Inc., 5.51%         29           29
Johnson Controls, Inc., 5.53%                          913          913
Warner Lambert Company, 5.48%                          297          297
Wisconsin Electric Power Company, 5.55%                 61           61
                                                               --------
                                                                  1,300
                                                               --------
TOTAL SHORT-TERM INVESTMENTS
(COST $57,357)                                                   57,357
                                                               --------
TOTAL INVESTMENTS IN SECURITIES
(COST $537,512) 100.1%                                          632,795
Other Assets and Liabilities, Net (0.1%)                           (854)
                                                               --------
NET ASSETS 100.0%                                              $631,941
                                                               ========


                                                  PERCENTAGE OF
COUNTRY DIVERSIFICATION                            NET ASSETS
----------------------------------------------------------------
United States .........................................85.5%
United Kingdom .........................................3.2
Canada .................................................2.5
Netherlands ............................................1.8
France .................................................1.4
Switzerland ............................................1.3
Bermuda ................................................1.2
South Africa ...........................................1.1
Germany ................................................0.9
New Zealand ............................................0.4
Singapore ..............................................0.2
Australia ..............................................0.1
Brazil .................................................0.1
Hong Kong ..............................................0.1
Luxembourg .............................................0.1
Peru ...................................................0.1
Thailand ...............................................0.1
Other Assets and Liabilities, Net .....................(0.1)
                                                     ------
Total                                                100.0%
                                                     ======


LEGEND
------
(a) Short-term investments include any security which has a maturity of less than one year.
(b) Non-income producing security.
(c) Restricted security.

All principal amounts and costs are stated in thousands.
Percentages are stated as a percent of net assets.


                       See notes to financial statements.
                                                                               5

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended December 31, 1996                              (In Thousands)

INCOME:
   Dividends                                                          $ 6,900
   Interest                                                             3,689
                                                                      -------
   Total Income                                                        10,589

EXPENSES:
   Investment Advisory Fees                                             5,515
   Custodian Fees                                                         127
   Shareholder Servicing Costs                                            648
   Other                                                                  172
                                                                      -------
   Total Expenses                                                       6,462
                                                                      -------
NET INVESTMENT INCOME                                                   4,127

REALIZED AND UNREALIZED GAIN (LOSS):
   Net Realized Gain (Loss) on:
     Investments                                                       63,805
     Futures Contracts and Forward Foreign Currency Contracts          (2,248)
     Foreign Currencies                                                     1
   Change in Unrealized Appreciation/Depreciation on:
     Investments                                                       27,498
     Forward Foreign Currency Contracts                                  (236)
     Foreign Currencies                                                    (4)
                                                                      -------

NET GAIN                                                               88,816
                                                                      -------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $92,943
                                                                      =======

                       See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
December 31, 1996
                                        (In Thousands, Except Per Share Amounts)

ASSETS:
   Investments in Securities, at Value (Cost of $537,512)         $632,795
   Receivable from Brokers for Securities Sold                         529
   Dividends and Interest Receivable                                   628
   Other Assets                                                        724
                                                                  --------
   Total Assets                                                    634,676

LIABILITIES:
   Payable to Brokers for Securities Purchased                       2,076
   Accrued Operating Expenses and Other Liabilities                    659
                                                                  --------
   Total Liabilities                                                 2,735
                                                                  --------
NET ASSETS                                                        $631,941
                                                                  ========

Capital Shares Outstanding (Unlimited Number Authorized)            32,844

NET ASSET VALUE PER SHARE                                           $19.24
                                                                    ======







STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------


                                                                   (In Thousands)
                                                           YEAR ENDED        YEAR ENDED
                                                          DEC. 31, 1996     DEC. 31, 1995
                                                          -------------     -------------
OPERATIONS:
   Net Investment Income                                    $  4,127         $  2,865
   Net Realized Gain                                          61,558           19,655
   Change in Unrealized Appreciation/Depreciation             27,258           63,868
                                                            --------         --------
   Increase in Net Assets Resulting from Operations           92,943           86,388

CAPITAL SHARE TRANSACTIONS                                   110,102           82,495

DISTRIBUTIONS:
   From Net Investment Income                                 (4,127)          (2,874)
   In Excess of Net Investment Income                            (28)            (848)
   From Net Realized Gains                                   (19,322)         (13,221)
                                                            --------         --------
TOTAL INCREASE IN NET ASSETS                                 179,568          151,940

NET ASSETS:
   Beginning of Period                                       452,373          300,433
                                                            --------         --------
   End of Period                                            $631,941         $452,373
                                                            ========         ========

                                 See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 1996

1.   ORGANIZATION
     The Strong Special Fund II, Inc. is a diversified, open-end management investment company registered under the Investment Company Act of 1940.

2.   SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     (A) Security Valuation -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price or the mean between the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or the last reported sales price. Debt securities not traded on a principal securities exchange are valued through valuation obtained from a commercial pricing service, otherwise sale or bid prices are used. Securities for which market quotations are not readily available, when held by the Fund, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates current value.

          The Fund may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted securities. Aggregate cost and fair value of these restricted securities held at December 31, 1996 were (in thousands) $15,032 and $15,081, respectively, representing 2.4% of the net assets of the Fund.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no Federal income or excise tax provision is required.

          The  character  of  distributions   made  during  the  year  from  net
          investment income or net realized gains may differ from the characterization for Federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

     (C) Realized Gains and Losses on Investment Transactions -- Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Futures -- Upon entering into a futures contract, the Fund pledges to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. The Fund also receives from or pays to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (E) Options -- Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received.

     (F) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (G) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

--------------------------------------------------------------------------------

     (H) Additional Investment Risk -- The use of futures contracts, options, foreign denominated assets, forward foreign currency exchange contracts and other similar instruments for purposes of hedging the Fund's investment portfolio involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The predominant risk with futures contracts is an imperfect correlation between the value of the contracts and the underlying securities. Foreign denominated assets and forward foreign currency exchange contracts may involve greater risks than domestic transactions, including currency, political and economic, regulatory and market risks.

     (I) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     (J) Other -- Investment security transactions are recorded as of the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discounts.

3.   NET ASSETS
     Net assets as of December 31, 1996 were as follows (in thousands):

     Capital Stock                                         $476,362
     Undistributed Net Investment Income                        223
     Undistributed Net Realized Gain                         60,077
     Net Unrealized Appreciation                             95,279
                                                           --------
                                                           $631,941
                                                           ========

4.   CAPITAL SHARE TRANSACTIONS
     Transactions in shares of the Fund for the years ended December 31, 1996 and 1995 were as follows (in thousands):

                                       1996                       1995
                                       ----                       ----
                                Shares     Dollars          Shares    Dollars
                                ------     -------          ------    -------
     Shares Sold                11,817    $209,746         9,208      $141,211
     Dividends Reinvested        1,354      23,469         1,159        16,936
     Shares Redeemed            (6,881)   (123,113)       (4,931)      (75,652)
                                 -----    --------         -----      --------
                                 6,290    $110,102         5,436      $ 82,495
                                 =====    ========         =====      ========

5.   RELATED PARTY TRANSACTIONS
     Strong Capital Management, Inc. (the "Advisor"), with whom certain officers and directors of the Fund are affiliated, provides investment advisory services to the Fund. Investment advisory fees, which are established by terms of the Advisory Agreement, are based on an annualized rate of 1.00% of the average daily net assets of the Fund. Advisory fees are subject to reimbursement by the Advisor if the Fund's operating expenses exceed certain levels.

     The amount payable to the Advisor at December 31, 1996 and unaffiliated directors' fees for 1996 were (in thousands) $535 and $9, respectively.

6.   INVESTMENT TRANSACTIONS
     The aggregate purchases and sales of long-term securities for the year ended December 31, 1996 were (in thousands) $530,260 and $434,104, respectively.

7.   INCOME TAX INFORMATION
     At December 31, 1996, the investment cost, gross unrealized appreciation and depreciation on investments for Federal income tax purposes were as follows (in thousands):

     Aggregate Investment Cost                $538,294
                                              ========
     Aggregate Unrealized:
       Appreciation                           $112,221
       Depreciation                            (17,720)
                                              --------
                                              $ 94,501
                                              ========

     For corporate shareholders in the Fund, the percentage of dividend income distributed for the year ended December 31, 1996 which is designated as qualifying for the dividends-received deduction is 22.9%.


FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------------


                                                     12-31-96    12-31-95   12-31-94   12-31-93  12-31-92(b)
                                                     --------    --------   --------   --------  -----------
SELECTED PER-SHARE DATA(a)
--------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  17.04   $  14.23   $  14.12   $  11.33   $  10.00
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income                                  0.13       0.12       0.11       0.06       0.02
   Net Realized and Unrealized Gains on Investments       2.87       3.42       0.41       2.79       1.57
                                                      --------   --------   --------   --------   --------
Total from Investment Operations                          3.00       3.54       0.52       2.85       1.59
LESS DISTRIBUTIONS:
   From Net Investment Income                            (0.13)     (0.12)     (0.11)     (0.06)     (0.02)
   In Excess of Net  Investment Income                      --      (0.03)       --          --         --
   From Net Realized Gains                               (0.67)     (0.58)     (0.30)        --      (0.24)
                                                      --------   --------   --------   --------   --------
Total Distributions                                      (0.80)     (0.73)     (0.41)     (0.06)     (0.26)
                                                      --------   --------   --------   --------   --------
NET ASSET VALUE, END OF PERIOD                        $  19.24   $  17.04   $  14.23   $  14.12   $  11.33
                                                      ========   ========   ========   ========   ========

TOTAL RETURN                                            +18.2%     +25.8%      +3.6%     +25.2%     +16.2%

RATIOS AND SUPPLEMENTAL DATA
----------------------------
Net Assets, End of Period (In Thousands)              $631,941   $452,373   $300,433   $151,206   $ 26,649
Ratio of Expenses to Average Net Assets                   1.2%       1.2%       1.1%       1.1%       1.6%*
Ratio of Net Investment Income to Average Net Assets      0.7%       0.8%       0.9%       0.5%       0.3%*
Portfolio Turnover Rate                                  89.8%      91.1%      74.8%     103.1%     249.5%
Average Commission Rate Paid(c)                       $ 0.0505

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Inception date is May 8, 1992.  Total return and portfolio turnover rate are not annualized.
(c) Disclosure required, effective for reporting periods beginning after September 1, 1995.


REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of the Strong Special Fund II, Inc.

We have audited the accompanying statement of assets and liabilities of Strong Special Fund II, Inc., including the schedule of investments in securities, as of December 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Strong Special Fund II, Inc. as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.



COOPERS & LYBRAND L.L.P.


Milwaukee, Wisconsin
February 3, 1997

NOTES
--------------------------------------------------------------------------------

                                 [STRONG LOGO]
                        STRONG FUNDS DISTRIBUTORS, INC.
                                 P.O. Box 2936
                           Milwaukee, Wisconsin 53201
                          http://www.strong-funds.com
                  Strong Funds are offered by prospectus only.



                                                                         4623A97